EXHIBIT 99.1

NEWS RELEASE Compass Bancshares, Inc. P.O. Box 1056 Birmingham, Alabama 35296

For Immediate Release
April 15, 2005
For Further Information:	Ed Bilek, Investor Relations Web Site: www.compassweb.com	205/297-3331

COMPASS BANCSHARES REPORTS RECORD FIRST QUARTER EARNINGS UP 15%

•	Quarterly earnings reach all-time high of $98.8 million

•	Quarterly EPS of $0.78 up 13% from prior year levels

•	Solid loan growth continues; total loans up 10% from year ago

•	Average deposits increase 12%; led by an 18% increase in noninterest bearing deposits

•	Credit quality metrics show continued improvement; NCO ratio declines to 0.42%

     Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings of $98.8 million for the first quarter of 2005, a 15 percent increase over the $86.2 million earned in the first quarter of 2004. For the same time period, earnings per share increased 13 percent to $0.78 from $0.69 in the prior year. Return on average assets and return on average shareholders’ equity for the first quarter of 2005 were 1.40 percent and 19.22 percent, respectively.

     D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “Compass delivered another quarter of outstanding profitable growth highlighted by balanced revenue growth. Increased revenues were once again driven by strong deposit generation, particularly low-cost deposits, and by solid loan production. Additionally, continued improvement in all of our key credit quality metrics and well-managed expense growth were also key components to our success. We are particularly encouraged by our ability to deliver strong growth to our shareholders as the financial services industry navigates a period of rising interest rates. While we recognize the challenges of an uncertain economic environment, given the strength of our revenue growth, our sales and service culture and the momentum of our core businesses, we are cautiously optimistic about the remainder of 2005.”

     Jones added, “Compass’ record financial performance was fueled by an eight percent increase in revenue as both net interest income and noninterest income posted solid gains. Net interest income increased six percent from year ago levels driven by focused growth in earning assets and low-cost deposit generation. Noninterest income increased 11 percent as most of our fee-based businesses generated strong results. At the same time, noninterest expense growth was well contained at six percent including the impact of newly opened banking offices and fee-based business acquisitions.”

-more-

Compass record earnings

     “In addition, focused growth in earning assets, particularly high-quality loans, continued with total loans increasing 10 percent over prior year levels. Equally important, our ability to fund loan demand primarily through internal deposit generation continued during the quarter. Average deposits increased 12 percent, led by an 18 percent increase in noninterest bearing deposits. We continue to emphasize the growth of noninterest bearing deposits which now represent more than 32 percent of Compass’ total deposits,” Jones stated.

     “While the expectations of a rising interest rate environment and a flattening of the yield curve will continue to put pressure on percent net interest margins throughout the banking industry, our focus remains on generating sufficient volumes of high-quality loans and continued growth of low-cost deposits. Accordingly, during the first quarter we registered a $13.4 million increase in net interest income compared to a year ago.”

     “At the same time, loan growth did not come at the expense of maintaining sound credit quality standards. Nonperforming assets as a percentage of loans and other real estate decreased to 0.36 percent compared to 0.63 percent in the first quarter of 2004. This marked the fourth consecutive quarter of improvement in this measure. Net charge-offs as a percentage of average loans also showed marked improvement, decreasing to 0.42 percent compared to 0.55 percent in the first quarter of 2004. In addition, during the quarter $12.2 million of the allowance for loan losses associated with unfunded commitments, letters of credit and fees was transferred to other liabilities. Nevertheless, our allowance for loan losses as a percentage of loans remains a healthy 1.29 percent,” Jones said.

     Compass operates 385 full-service banking centers including 139 in Texas, 89 in Alabama, 73 in Arizona, 42 in Florida, 32 in Colorado, and 10 in New Mexico. Compass will host a live conference call and webcast at 2:00 p.m. Central Time today. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassweb.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on April 22, 2005. To access a replay of the conference call dial 1-800-642-1687, conference ID 5309204. Additional information about Compass, a member of the S&P 500 Index, can be found at www.compassweb.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

     In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months
	Ended March 31
			%
	2005	2004	Change
EARNINGS SUMMARY
Net interest income	$236,276	$222,861	6
Noninterest income [a]	154,561	139,704	11

Total revenue [a]	390,837	362,565	8
Investment securities gains, net	—	2,207	(100)
Provision for loan losses	20,273	24,345	(17)
Noninterest expense	221,872	210,147	6

Pretax income	148,692	130,280	14
Income tax expense	49,936	44,033	13

Net income	$98,756	$86,247	15

Diluted earnings per share	$0.78	$0.69	13
Diluted weighted average shares outstanding	126,388	125,146	1

SELECTED RATIOS
Average common equity to average assets	7.31%	7.07%
Average loans to average total deposits	108.41	112.19
Return on average assets	1.40	1.29
Return on average equity	19.22	18.20
Efficiency ratio [b]	57.28	57.75
Return on average tangible equity [c]	23.40	22.47
Book value per common share	$16.82	$15.77
Allowance for loan losses as a % of total loans	1.29%	1.41%
Allowance for loan losses as a % of nonperforming loans	486.99	309.24

	Average for Three Months			Ending Balance
	Ended March 31			March 31
			%			%
	2005	2004	Change	2005	2004	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$19,013,770	$17,584,094	8	$19,167,027	$17,352,143	10
Total loans — managed	20,552,800	19,056,636	8	20,674,408	19,335,873	7
Total investment securities [d]	7,173,465	7,160,831	—	7,194,787	7,877,643	(9)
Earning assets [d]	26,235,083	24,800,624	6	26,418,983	25,263,994	5
Total assets	28,522,588	26,958,209	6	28,795,231	27,480,584	5
Noninterest bearing demand deposits	5,436,172	4,587,563	18	5,728,329	5,065,470	13
Interest bearing transaction accounts	7,439,431	7,711,011	(4)	7,431,405	7,885,864	(6)
Total transaction accounts	12,875,603	12,298,574	5	13,159,734	12,951,334	2
Total deposits [d]	17,538,284	15,674,156	12	17,637,774	16,524,445	7
Shareholders’ equity	2,084,030	1,905,844	9	2,082,543	1,927,190	8
Period-end shares outstanding				123,827	122,195	1

[a] Excludes gains on sales of investment securities.
[b] Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and business.
[c] Excludes amortization of intangibles, net of tax, and intangible assets.
[d] Includes adjustment for market valuation.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	2005	2004
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
EARNINGS SUMMARY
Net interest income	$236,276	$235,697	$226,531	$226,739	$222,861
Noninterest income [a]	154,561	153,346	147,185	150,019	139,704

Total revenue [a]	390,837	389,043	373,716	376,758	362,565
Investment securities gains, net	—	—	25,129	—	2,207
Provision for loan losses	20,273	27,518	25,617	28,178	24,345
Loss on prepayment of FHLB advances	—	—	25,136	—	—
Noninterest expense [b]	221,872	214,649	207,365	211,181	210,147

Pretax income	148,692	146,876	140,727	137,399	130,280
Income tax expense	49,936	48,686	47,125	45,654	44,033

Net income	$98,756	$98,190	$93,602	$91,745	$86,247

Diluted earnings per share	$0.78	$0.78	$0.75	$0.73	$0.69
Diluted weighted average shares outstanding	126,388	126,008	125,557	124,947	125,146

SELECTED RATIOS
Average common equity to average assets	7.31%	7.19%	7.04%	6.93%	7.07%
Average loans to average total deposits	108.41	109.56	109.61	107.46	112.19
Return on average assets	1.40	1.39	1.34	1.33	1.29
Return on average equity	19.22	19.29	19.06	19.17	18.20
Efficiency ratio [c]	57.28	54.92	55.29	55.84	57.75
Return on average tangible equity [d]	23.40	23.50	23.39	23.63	22.47
Book value per common share	$16.82	$16.59	$16.17	$15.63	$15.77

	Mar 31,	Dec 31,	Annualized
	2005	2004	% Change
ENDING BALANCE SHEET
Total loans	$19,167,027	$18,856,922	7
Total loans — managed	20,674,408	20,442,177	5
Total investment securities [e]	7,194,787	7,165,283	2
Earning assets [e]	26,418,983	26,090,878	5
Total assets	28,795,231	28,184,628	9
Noninterest bearing demand deposits	5,728,329	5,476,140	18
Interest bearing transaction accounts	7,431,405	7,490,038	(3)
Total transaction accounts	13,159,734	12,966,178	6
Total deposits [e]	17,637,774	17,039,151	14
Shareholders’ equity	2,082,543	2,045,253	7

	Mar 31,	Dec 31,	Annualized
	2005	2004	% Change
QUARTER AVERAGE BALANCE SHEET
Total loans	$19,013,770	$18,703,042	7
Total loans — managed	20,552,800	20,348,951	4
Total investment securities [e]	7,173,465	7,186,409	(1)
Earning assets [e]	26,235,083	25,933,630	5
Total assets	28,522,588	28,168,211	5
Noninterest bearing demand deposits	5,436,172	5,411,868	2
Interest bearing transaction accounts	7,439,431	7,462,749	(1)
Total transaction accounts	12,875,603	12,874,617	—
Total deposits [e]	17,538,284	17,071,692	11
Shareholders’ equity	2,084,030	2,025,065	12

[a] Excludes gains on sales of investment securities
[b] Excludes loss on prepayment of FHLB advances.
[c] Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and business.
[d] Excludes amortization of intangibles, net of tax, and intangible assets.
[e] Includes adjustment for market valuation.

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COMPASS BANCSHARES, INC.

(Unaudited)
(In thousands)

	2005	2004
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
NONPERFORMING ASSETS
Nonaccrual loans	$49,908	$49,947	$47,774	$62,536	$79,052
Renegotiated loans	722	734	724	41	64
Other real estate, net	18,452	19,998	25,778	27,070	30,782

Total nonperforming assets	$69,082	$70,679	$74,276	$89,647	$109,898

Accruing loans ninety days or more past due	$14,257	$15,509	$15,595	$14,343	$18,663
Other repossessed assets	740	656	1,559	1,520	1,472
Total nonperforming assets as a % of loans and ORE	0.36%	0.37%	0.40%	0.50%	0.63%

	Three Months Ended
	2005	2004
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$258,339	$256,038	$250,573	$244,655	$244,882
Net charge-offs (NCO)	19,858	25,217	20,152	22,260	23,981
Allowance for loans securitized / allowance transferred	(12,189)	—	—	—	(591)
Provision for loan losses	20,273	27,518	25,617	28,178	24,345

Balance at end of period	$246,565	$258,339	$256,038	$250,573	$244,655

Allowance for loan losses as a % of total loans	1.29%	1.37%	1.39%	1.41%	1.41%
Allowance for loan losses as a % of nonperforming loans	486.99	509.74	527.94	400.42	309.24
Allowance for loan losses as a % of nonperforming assets	356.92	365.51	344.71	279.51	222.62
Annualized as a % of average loans:
NCO — QTD	0.42	0.54	0.44	0.51	0.55
NCO — YTD	0.42	0.51	0.50	0.53	0.55

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COMPASS BANCSHARES, INC.

(Unaudited)
(In thousands)

	Three Months Ended March 31
	2005			2004
YIELD/RATE ANALYSIS	Average	Income/	Yield/	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate	Balance	Expense	Rate

Assets
Earning assets:
Loans	$19,013,770	$269,574	5.75%	$17,584,094	$231,955	5.31%
Investment securities held to maturity	2,707,548	32,692	4.90	2,869,265	35,244	4.94
Investment securities available for sale [a]	4,488,931	46,193	4.17	4,221,488	44,057	4.20
Other earning assets	47,848	395	3.35	55,699	303	2.19

Total earning assets [a]	26,258,097	348,854	5.39	24,730,546	311,559	5.07
Allowance for loan losses	(259,692)			(247,094)
Unrealized gain (loss) on securities available for sale	(23,014)			70,078
Other assets	2,547,197			2,404,679

	$28,522,588			$26,958,209

Liabilities and Shareholders’ Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,439,431	13,704	0.75	$7,711,011	12,350	0.64
Time deposits	2,355,313	18,731	3.23	1,820,803	15,084	3.33
Certificates of deposit of $100,000 or more [a]	2,311,299	16,216	2.85	1,554,889	8,601	2.22
Federal funds purchased and securities sold under agreement to repurchase	4,335,767	26,192	2.45	4,186,517	10,112	0.97
Other short-term borrowings	135,754	532	1.59	115,622	202	0.70
FHLB and other borrowings [a]	4,126,477	36,301	3.57	4,750,619	41,469	3.51

Total interest bearing liabilities [a]	20,704,041	111,676	2.19	20,139,461	87,818	1.75

Net interest spread		237,178	3.20%		223,741	3.32%

Noninterest bearing demand deposits	5,436,172			4,587,563
Other liabilities	298,345			325,341
Shareholders’ equity	2,084,030			1,905,844

	$28,522,588			$26,958,209

Net yield on earning assets			3.66%			3.64%

Taxable equivalent adjustment:
Loans		291			148
Investment securities held to maturity		569			676
Investment securities available for sale		32			45
Other earning assets		10			11

Total taxable equivalent adjustment		902			880

Net interest income		$236,276			$222,861

[a] Excludes adjustment for market valuation.

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COMPASS BANCSHARES, INC.

(Unaudited)
(In thousands)

				Three Months Ended
	Three Months
	Ended March 31%			2005	2004
	2005	2004	Change	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
NONINTEREST INCOME
Service charges on deposit accounts	$62,649	$64,328	(3)	$62,649	$72,085	$73,401	$72,994	$64,328
Card and merchant processing fees	21,330	16,569	29	21,330	20,409	19,554	19,016	16,569
Insurance commissions	15,724	14,587	8	15,724	12,257	11,787	12,806	14,587
Retail investment sales	8,781	7,558	16	8,781	7,165	8,501	8,092	7,558
Asset management fees	7,061	5,735	23	7,061	5,768	5,479	5,684	5,735
Corporate and correspondent investment sales	4,120	5,963	(31)	4,120	5,237	4,347	4,910	5,963
Bank owned life insurance	4,240	4,172	2	4,240	4,742	4,224	4,031	4,172
Other income	25,865	20,792	24	25,865	25,683	19,892	22,486	20,792

	149,770	139,704	7	149,770	153,346	147,185	150,019	139,704
Investment securities gains, net	—	2,207	(100)	—	—	25,129	—	2,207
Gain on sale of business	4,791	—	—	4,791	—	—	—	—

Total noninterest income	$154,561	$141,911	9	$154,561	$153,346	$172,314	$150,019	$141,911

NONINTEREST EXPENSE
Salaries and benefits	$121,344	$118,137	3	$121,344	$117,828	$111,061	$111,330	$118,137
Equipment expense	20,059	18,353	9	20,059	19,567	19,301	18,948	18,353
Net occupancy expense	16,652	16,478	1	16,652	16,168	16,377	16,768	16,478
Professional services	14,080	13,142	7	14,080	17,226	13,407	13,605	13,142
Marketing expense	11,885	8,669	37	11,885	4,364	9,749	10,467	8,669
Communications expense	5,476	5,523	(1)	5,476	5,252	5,246	5,838	5,523
Amortization of intangibles	1,527	1,626	(6)	1,527	1,672	1,621	1,624	1,626
Merger and integration expense	234	245	(4)	234	497	233	300	245
Other expense	30,615	27,974	9	30,615	32,075	30,370	32,301	27,974

	221,872	210,147	6	221,872	214,649	207,365	211,181	210,147
Loss on prepayment of FHLB advances	—	—	—	—	—	25,136	—	—

Total noninterest expense	$221,872	$210,147	6	$221,872	$214,649	$232,501	$211,181	$210,147

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